EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tamir Biotechnology, Inc. (the “Company”) on Form 10-K for the period ending July 31, 2012, as filed with the SEC on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2013	/s/ JAMIE SULLEY
Jamie Sulley,
President
(Principal Executive Officer)

Date: April 25, 2013	/s/ JOANNE BARSA
Joanne Barsa,
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)